                                                                EXHIBIT 10.12(b)
                                                                ----------------

                                EKCO GROUP, INC.

                   FIRST AMENDMENT TO 1995 RESTATEMENT OF THE
               INCENTIVE COMPENSATION PLAN FOR EXECUTIVE EMPLOYEES
                      OF EKCO GROUP, INC. AND SUBSIDIARIES

         The 1995 Restatement of the Incentive Compensation Plan for Executive Employees of Ekco Group, Inc. and Subsidiaries (the "Incentive Compensation Plan") is hereby amended as follows:

         1. Section 6.4 is deleted in its entirety and the following is inserting in its place:

         "6.4 For 1995 and for 1997 and subsequent years the Committee shall decide and for 1996 the Executive may decide (provided he files a written irrevocable election with the Committee at least six months before the start of 1996) whether any increases over the Executive's 1994 Base Compensation level will be paid under any of the payment choices in Section 6.6 or a combination of two or more of them. The Committee decisions with respect to the manner in which 1995 Base Compensation increases will be paid is scheduled in the Appendix."

         2. Section 6.5 is deleted in its entirety and the following is inserting in its place:

         "6.5 For 1995 and 1996 the Executive may decide (provided he files a written irrevocable election with the Committee before the start of the year to which his Bonus relates) and for subsequent years the Committee will decide whether any percentage up to one hundred percent (100%) of his Bonus will be paid under any of the payment choices in Section 6.6 or a combination of two or more of them."

         3. Except as expressly provided for herein, the Incentive Compensation Plan is hereby ratified and confirmed and shall continue in full force and effect.

         4. This First Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to

First Amendment to
Incentive Compensation Plan
(continued)



be an original instrument, but all such counterparts together shall constitute but one agreement.

         Dated as of June 20, 1996.

                                             Compensation Committee
                                             of the Board of Directors


                                             /S/T. MICHAEL LONG
                                             -----------------------------------
                                             T. Michael Long


                                             /S/STUART B. ROSS
                                             -----------------------------------
                                             Stuart B. Ross


                                             /S/BILL W. SORENSON
                                             -----------------------------------
                                             Bill W. Sorenson



                                       -2-